================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 1999

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            TEXAS                       0-24068                 76-0190827
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

================================================================================

ITEM 5.  OTHER EVENTS

      On September 1, 1999, Consolidated Graphics, Inc. (the "Company") announced the signing of a letter of intent to acquire Piccari Press, Inc. of Philadelphia, Pennsylvania. A copy of the press release is attached hereto as
Exhibit 99.1.

      On September 2, 1999, the Company announced the completion of the acquisition of Apple Graphics of Los Angeles, California. A copy of the press release is attached hereto as Exhibit 99.2.

      On September 2, 1999, the Company announced the completion of the acquisition of Multiple Images Printing of Chicago, Illinois. A copy of the press release is attached hereto as Exhibit 99.3.

      The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBIT

     The following exhibits are filed herewith:


     99.1 Press release of the Company dated September 1, 1999, related to the signing of a letter of intent to acquire Piccari Press, Inc. of Philadelphia, Pennsylvania.

     99.2 Press release of the Company dated September 2, 1999, related to the completion of the acquisition of Apple Graphics of Los Angeles, California.

     99.3 Press release of the Company dated September 2, 1999, related to the completion of the acquisition of Multiple Images Printing of Chicago, Illinois.

                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                          CONSOLIDATED GRAPHICS, INC.
                                                (Registrant)


                                          By: /s/ G. CHRISTOPHER COLVILLE
                                                  G. Christopher Colville
                                                 Executive Vice President-
                                                  Mergers & Acquisitions,
                                          Chief Financial and Accounting Officer


Date:  September 2, 1999


                                        2